UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2012

Live Nation Entertainment, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2012, Live Nation Entertainment, Inc. ("Live Nation" or the "Company") entered into Amendment No. 1 ("Amendment No. 1") to its Credit Agreement (the "Credit Agreement"), dated as of May 6, 2010, among the Company, the Foreign Borrowers party thereto, the Guarantors identified therein, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent and J.P. Morgan Europe Limited, as London Agent.

Amendment No. 1 amends the Credit Agreement by, among other things, (i) modifying the definition of Consolidated EBITDA to increase the Company’s allowance for restructuring, non-recurring or other unusual items of loss or expense from $10 million for any four-quarter period to 15% of Consolidated EBITDA (as defined in the Credit Agreement) for any four-quarter period, with a total cap of $100 million from the date of Amendment No. 1 through the expiration of the Credit Agreement, (ii) modifying the Company’s Consolidated Total Leverage Ratio (as defined in the Credit Agreement) covenant requirements such that the maximum ratio will remain 4.5x through December 31, 2013 and then decrease to 4.25x on March 31, 2014, 4.0x on March 31, 2015 and 3.75x on March 31, 2016 and (iii) modifying the definition of Applicable Percentage for purposes of Revolving Loans, Swingline Loans, B/A Drawings, Letter of Credit Fees, Term A Loans and Term B Loans (each such term used as defined in the Credit Agreement) in the event that the Company's Consolidated Total Leverage Ratio equals or exceeds 4.0x.

In consideration for approving this amendment, the consenting Lenders were paid a 0.25% one-time fee totaling $2.8 million.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

July 3, 2012	By:	Kathy Willard

Name: Kathy Willard
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement entered into as of May 6, 2010, among Live Nation Entertainment, Inc., the Foreign Borrowers party thereto, the Guarantors identified therein, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent and J.P. Morgan Europe Limited, as London Agent (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed August 5, 2010).
10.2	Amendment No. 1, dated as of June 29, 2012, entered into by and among Live Nation Entertainment, Inc., the relevant Credit Parties identified therein, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders.